Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

THGG	TH GARP Global Rising Leaders ETF (the “Fund”)

listed on NYSE Arca, Inc.

January 31, 2025

Supplement to the Prospectus dated January 13, 2025

Effective immediately, the Fund’s Investment Objective is restated in its entirety to read as follows:

TH GARP Global Rising Leaders ETF (the “Fund”) seeks long-term capital appreciation.

Please retain this Supplement for future reference.